UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) August 3, 2004

                              COMMUNITY BANKS, INC.
                             ----------------------
             (Exact Name of Registrant as Specified in its Charter)

                                  Pennsylvania
                                  ------------
         (State or other jurisdiction of incorporation or organization)

                                   23-2251762
                                   ----------
                      (I.R.S. Employer Identification No.)

                                   No. 0-15786
                                  ------------
                            (Commission file number)


              750 East Park Drive, Harrisburg, Pennsylvania  17111
             ------------------------------------------------------
               (Address of Principal Executive Offices)   (Zip Code)


                                 (717) 920-1698
                                 --------------
              (Registrant's telephone number, including area code)




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Item 5. Other Events and Regulation FD Disclosure

     COMMUNITY BANKS,  INC.  DECLARES THIRD QUARTER CASH DIVIDEND

Item 7.  Financial Statements and Exhibits

     A.   Exhibit 99.1 - Press Release



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  Community Banks, Inc.
                                                  ---------------------
                                                      (Registrant)

Dated: August 4, 2004                           /s/  Donald F. Holt
                                                -----------------------------
                                                Donald F. Holt
                                                Executive Vice President and
                                                Chief Financial Officer